EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oxford Industries, Inc. (the "Company") on Form 10-Q for the quarter ended February 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q "), I, J. Hicks Lanier, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 6, 2004

/s/J. Hicks Lanier

J. Hicks Lanier

Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oxford Industries, Inc. (the "Company") on Form 10-Q for the quarter ended February 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q "), I, Ben B. Blount, Jr., Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 6, 2004

/s/Ben B. Blount, Jr.

Ben B. Blount, Jr.

Chief Financial Officer